                                                                    Exhibit 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection  with the quarterly  report on Form 10-KSB of NEDAK  Ethanol,
LLC (the  "Company")  for the period  ended  March 31,  2007,  as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy
Borer,  Treasurer and Secretary of the Company,  certify,  pursuant to 18 U.S.C.
Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of
2002, that:

     1.   The Report fully  complies with the  requirements  of Section 13(a) or
          15(d) of the Securities Exchange Act of 1934, as amended; and

     2.   The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

       Dated: May 21, 2007             /s/ Timothy Borer
                                       -----------------------------------------
                                       Treasurer and Principal Financial
                                       Officer